Exhibit 99.1

Madeco S.A.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. I am the Chief Executive Officer of Madeco S.A. (the "Company").

2. The Company's Annual Report on Form 20-F for the year ended 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section [13(a)][15(d)] of the Securities Exchange Act of 1934 (the "Exchange Act"); and

3. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003

/s/ Tiberio Dall'Olio

Chief Executive Officer